                        [TIME INC. NEW MEDIA LETTERHEAD]


                                                                  EXHIBIT 10.44


                                             CONFIDENTIAL MATERIALS OMITTED AND
                                           FILED SEPARATELY WITH THE SECURITIES
                                                        AND EXCHANGE COMMISSION.
                                                     ASTERISKS DENOTE OMISSIONS.


                                  As of June 15, 1999


Ms. Kathryn Creech
Chief Executive Officer
VitaminShoppe.com, Inc.
Westside Avenue
North Bergen, New Jersey 07047

Dear Ms. Creech:

     This letter shall confirm the agreement ("Agreement"), effective as of the date first written above (the "Effective Date"), between VitaminShoppe.com, Inc. ("VS"), a Delaware corporation, and Time Inc. New Media ("TINM"), a Delaware corporation, pursuant to which VS will be the exclusive vitamins, herbs and nutritional supplements (excluding the nutritional supplements identified on Appendix 2) retail sponsor on each TINM Site (as defined herein) during the Sponsorship Period (as defined herein) applicable to each TINM Site.

     The parties agree to the following terms and conditions:

     1.   Exclusive Sponsorship.
          ---------------------

          (a)  Subject to the terms and conditions of this Agreement, VS shall be the exclusive vitamins, herbs and nutritional supplements (excluding the nutritional supplements identified on Appendix 2) (collectively, the "Covered Products") retail sponsor on each of the TINM Sites during the Sponsorship
Period applicable to each TINM Site. As such, VS will be the only third party online retailer of the Covered Products which may [*****]. The "TINM Sites"
shall mean the following three (3) sites owned or operated by TINM (or an affiliate of TINM), together with any successor or replacement sites owned or operated by TINM which feature such individuals: (i) the site featuring Dr. Andrew Weil, currently known as the "Ask Dr. Weil" site, and currently located at www.askdrweil.com; (ii) the site featuring Dr. Ruth Westheimer, currently known as the "Dr. Ruth Westheimer!" site and currently located at
www.drruth.com; and (iii) the site featuring Alice Waters, provisionally entitled the "Alice Waters" site, and provisionally to be located at www.inthekitchenwithalicewaters.com. TINM will not allow any online retailer of the Covered
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                                                     ASTERISKS DENOTE OMISSIONS.



Products (other than VS) to place on the TINM Sites any banner advertisement, commerce button, marketing button, tagline link or other sponsorship placement which promotes the Covered Products. The "Sponsorship Period" for each TINM Site shall mean the time period identified on Appendix 1 (which is attached hereto and incorporated herein) during which VS shall be the exclusive retail sponsor of the Covered Products on such TINM Site, as described in this Agreement.

     (b) Subject to the terms and conditions of this Agreement, TINM will, with respect to each TINM Site during the Sponsorship Period for each TINM Site, provide, and VS will receive, the type of sponsorship placement and number of Impressions (as defined herein) set forth on Appendix 1. "Impressions" shall mean the number of times that a banner advertisement, commerce button, marketing button, marketplace placement, tagline link or other sponsorship placement, as applicable (each of which shall be counted separately) is delivered to a user on the TINM Site. Notwithstanding anything in this Agreement, the maximum amount of VS impressions on any one page on any TINM Site which shall be counted towards the total amount of impressions set forth on Appendix 1 shall be [*****]. The tagline links to be provided by TINM as set forth in this Agreement (a) shall be prominently displayed on the home page of each TINM Site and on every other page of each TINM Site which contains any sponsor space; (b) shall state the following: "Sponsored by VitaminShoppe.com"; and (c) shall contain a link to a VS Site determined by VS. In the event TINM fails to provide on any TINM Site during any applicable Sponsorship Period for such TINM Site, the number of Impressions for a particular type of sponsorship placement as set forth on Appendix 1, TINM shall provide a "make good" on such shortfall of Impressions, by, at its discretion, either (i) reducing the applicable amount due and payable by VS to TINM on a prorated basis by the amount of such shortfall; (ii) extending the time period for providing the applicable type of sponsorship placement on the applicable TINM Site until the number of Impressions for such shortfall is reached; or (iii) providing the number of Impressions for such shortfall by providing the applicable type of sponsorship placement on another TINM Site or by providing another type of sponsorship placement with reasonably equivalent placement and value on the same TINM Site, another TINM Site, or another site owned or operated by TINM which targets a reasonably equivalent audience (e.g., www.parenttime.com, www.parenting.com, www.people.com). TINM will confer with VS in the event the "make good" is to be provided on such a site owned or operated by TINM.

     (c) Notwithstanding anything to the contrary in this Agreement, TINM may, at its discretion, place, on any TINM Site, banner advertisements, commerce buttons, marketing buttons and other promotions (collectively, "Promotions") of third parties which sell the Covered Products (including without limitation, when such promotions are placed by a third party which sells the Covered Products); provided that no Promotions may themselves promote any of the Covered Products in any way and provided further that any Promotions that do promote any of the Covered Products must be located at least [*****] or more clicks away from the applicable TINM Site. In the event VS discovers that TINM has failed to comply with the preceding provisions set forth in this paragraph, VS shall notify TINM in writing and TINM will immediately cease

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                                                     ASTERISKS DENOTE OMISSIONS.

displaying such placements on such TINM Site and shall also provide a "make good" by, at its discretion, either (i) providing such additional number of Impressions (in addition to the number of Impressions outlined in Appendix 1) as may be equivalent to the number of Impressions delivered by the Restricted Promotions (as defined herein); or (ii) providing such number of click-throughs as may be equivalent to the number of click-throughs delivered by the Restricted Promotions. "Restricted Promotions" shall mean the banner advertisements, commerce buttons, marketing buttons and other promotions that TINM is restricted from placing on the TINM Sites as set forth in the preceding provisions of this paragraph.

         (d) VS acknowledges that yourPharmacy.com, Inc. is the exclusive online pharmacy (i.e., the exclusive third party online retailer allowed to promote prescription drugs, over-the-counter drugs, certain health and beauty products other than Covered Products which are described above and durable medical equipment) on the TINM Sites. VS agrees that it will not place banner advertisements, commerce buttons, marketing buttons or other forms of promotions on the TINM Sites that themselves promote prescription drugs, over-the-counter drugs, certain health and beauty products and durable medical equipment. The foregoing shall not prohibit VS from selling prescription drugs, over-the-counter drugs, certain health and beauty products and durable medical equipment on its site, which is currently located at www.vitaminshoppe.com, or on any of its other sites that are primarily branded with the VitaminShoppe.com name and are reasonably equivalent to www.vitaminshoppe.com with respect to the products and services offered (e.g., www.myvitaminshoppe.com) (collectively, the "VS Sites").

         (e) VS agrees that all banner advertisements, commerce buttons, marketing buttons and other promotions it places on the TINM Sites shall be subject to TINM's then-current standard rate card (other than price) and advertising policies. VS shall have the right, at its option, to serve advertisements on the TINM Sites from its own servers without the pre-approval of TINM and TINM shall reasonably cooperate (taking into account TINM's existing technology and resources) with such ad serving; provided that (i) VS conducts such ad serving in accordance with industry standards; and (ii) any failures by VS in serving such ads shall not be deducted from the number of Impressions to be provided by TINM.

     (f) VS shall be responsible for all transactions sought by users of the TINM Sites which occur on any of the VS Sites, including without limitation, order processing, credit card clearance, security, fulfillment, distribution, customer service and user privacy. In addition, VS will comply with appropriate privacy policies in handling customers' personally identifying information. Specifically, VS will prominently display, and will strictly comply with, a privacy policy on the VS Sites that is substantially similar to the privacy policy displayed on the TINM Sites, and strictly adheres to the privacy guidelines and principles promulgated by the Direct Marketing Association or the Online Privacy Alliance.

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                                                     ASTERISKS DENOTE OMISSIONS.


          (g) TINM shall provide VS via the Internet with weekly Impression information and click through numbers. With respect to users who link to VS Sites from the TINM Sites, VS shall provide TINM with weekly sales figures, along with the number of catalogs ordered, from the VS Sites.

          (h) VS shall, at TINM's written request and to the extent technically feasible, develop and maintain within the VS Site certain customized page(s) which will feature and offer for sale selected brands, which brands shall be introduced with the words "as discussed by" or "as seen on" or such other language as may be designated by TINM in its sole discretion. The customized page(s) will consist of no fewer than [*****] page, after which a visitor may be taken into the main portion of the VS Site. Users who click a banner advertisement, commerce button, marketing button or other equivalent promotion of VS while on the TINM Sites will be automatically linked to such customized page(s) as the initial page(s) they view on the VS Site. The content of such customized pages shall be mutually agreed upon the parties. Such customized pages will only be accessible by users who access the VS Sites by way of a link from the TINM Sites. The parties acknowledge and agree that the customized pages may be either on the home page or other pages of the VS Site, as may be mutually agreed upon by the parties.

     2.   Fees and Payments.

          (a) In consideration of the foregoing, VS shall pay TINM a total of [*****] (which amount includes the [*****] discount from the gross amount of [*****]. Such total amount shall be paid by VS as follows: (i) $[*****] on [*****]; (ii) $[*****] on $[*****]; (iii) $[*****] on $[*****]; and (iv)
$[*****] on [*****].

          (b) In the event any Sponsorship Period on any TINM Site actually commences later than the initial date identified on Appendix 1 for such Sponsorship Period, the total amount due by VS shall be prorated based on the applicable TINM Site involved and the period remaining for such Sponsorship Period. Notwithstanding anything in this Agreement, to the extent that TINM terminates this Agreement pursuant to Section 3(d), TINM shall give VS a pro-rata refund of any pre-paid amounts under this Agreement.

     3.   Term and Termination.


          (a) The term of this Agreement shall commence on the date first set forth above and shall continue until [*****], unless earlier terminated as provided below, or extended as provided for herein.

          (b) This Agreement may be renewed upon mutual written agreement signed by both parties.

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                                                     ASTERISKS DENOTE OMISSIONS.

          (c) Either party shall have the right to terminate this Agreement if the other party has materially breached this Agreement; provided, however, that the non-breaching party shall have given the breaching party reasonable notice of such breach and thirty (30) days in which to cure such breach.

          (d) In the event (i) TINM establishes a significant strategic alliance (e.g., by way of an acquisition, merger, significant investment, joint venture) that involves the TINM Sites and a site which is predominantly an online retailer of pharmaceutical products and services, or (ii) VS establishes a significant strategic alliance (e.g., by way of an acquisition, merger, significant investment, joint venture) that involves the VS Sites and a site which is predominantly an online health information portal (other than any arrangement with VitaminBuzz.com, provided that VitaminBuzz.com continues to be wholly owned by VS), each party will have a thirty (30) day period during which it may, upon sixty (60) days prior written notice, terminate this Agreement. Each party shall continue to be responsible for performing its obligations under this Agreement during such thirty (30) day and sixty (60) day period.

          (e) The provisions of Sections 3(e), 4(a), 4(b), 6, 8, 9 and 12 of this Agreement shall survive termination or expiration of this Agreement.

     4.   Ownership and Licenses.

          (a) As between VS and TINM, VS shall own all right, title and interest in and to the VS Sites and the VS Trademarks (as defined herein), including without limitation, all copyright, patent, trademark, trade secret and proprietary rights thereto.

          (b) As between VS and TINM, TINM shall own all right, title, and interest in and to the TINM Sites and the TINM Trademarks (as defined herein), including without limitation, all copyright, patent, trademark, trade secret and proprietary rights thereto.

          (c) Subject to the terms and conditions of this Agreement, VS does hereby grant to TINM a non-exclusive, worldwide, non-transferable license to reproduce and display all logos, trademarks, trade names and similar identifying material relating to VS or the VS Sites (the "VS Trademarks") solely in connection with the promotion, marketing and distribution of the TINM Sites, VS and the VS Sites in accordance with the terms hereof; provided, however, that TINM shall not make any specific use of any VS Trademark without first submitting a sample of such use to VS and obtaining its prior consent, which consent shall not be unreasonably withheld. Such license shall terminate upon the effective date of the expiration or termination of this Agreement.

          (d) Subject to the terms and conditions of this Agreement, TINM does hereby grant to VS a non-exclusive, worldwide, non-transferable license to reproduce and display all logos, trademarks, trade names and similar identifying material relating to TINM or the TINM Sites (the "TINM Trademarks") solely in connection with the promotion, marketing and

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distribution of the TINM Sites, VS and the VS Sites in accordance with the terms hereof; provided, however, that VS shall not make any specific use of any TINM Trademark without first submitting a sample of such use to TINM and obtaining its prior consent, which consent shall not be unreasonably withheld. Such license shall terminate upon the effective date of the expiration or termination of this Agreement.

     5.   Representations and Warranties.

          (a)  TINM represents and warrants as follows:

               (i) TINM has full power and authority to enter into this Agreement, and to perform its obligations hereunder, and its entry into this Agreement and the performance of such obligations does not violate any other agreement by which it is bound.

               (ii) The conduct of TINM in performing this Agreement shall at all times comply with all applicable federal, state, and local laws, rules and regulations in the United States.

          (b)  VS represents and warrants as follows:

               (i) VS has full power and authority to enter into this Agreement, and to perform all of its obligations hereunder, and its entry into this Agreement and the performance of its obligations does not violate any other agreement by which it is bound.

               (ii) The conduct of VS in performing this Agreement shall at all times comply with all applicable federal, state, and local laws, rules and regulations in the United States.

     6.   Indemnification.

          (a) Each party hereby agrees to indemnify and hold harmless the other party, its subsidiaries and affiliates, and their respective officers, directors and employees from and against any and all claims, actions, demands, liabilities, losses, damages, judgments, settlements, costs and expenses (including reasonable attorneys' fees) resulting from third party claims (any or all of the foregoing hereinafter referred to as "Losses") insofar as such Losses (or third party actions in respect thereof) arise out of or are based on the use by it of any trademarks belonging to the other party other than in accordance with the terms hereof.

          (b) TINM shall indemnify and hold harmless VS, its subsidiaries and its affiliates, and their respective officers, directors and employees from and against any and all Losses insofar as such Losses (or third party actions in respect thereof) arise out of or are based on a breach, or allegation which if true would constitute a breach, of any of its representations, warranties or obligations herein.

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          (c) VS shall indemnify and hold harmless TINM, its subsidiaries and affiliates, and their respective officers, directors and employees from and against any and all Losses insofar as such Losses (or third party actions in respect thereof) arise out of a breach, or allegation which if true would constitute a breach, of any of its representations, warranties or obligations herein.

          (d) TINM shall indemnify and hold harmless VS, its subsidiaries and affiliates, and their respective officers, directors and employees from and against any and all Losses insofar as such Losses (or third party actions in respect thereof) arise out of or are based on the use by VS of the TINM Trademarks in accordance with the terms hereof to the extent TINM did not have the right to grant a license to VS as set forth in this Agreement.

          (e) VS shall indemnify and hold harmless TINM, its subsidiaries and affiliates, and their respective officers, directors and employees from and against any and all Losses insofar as such Losses (or third party actions in respect thereof) arise out of or are based on the use by TINM of the VS Trademarks in accordance with the terms hereof to the extent VS did not have the right to grant a license to TINM as set forth in this Agreement.

     7. Public Announcements. Neither party will make any announcements or statements to the public concerning the relationship between them or the transactions described herein without the prior written consent of the other.

     8.   Confidentiality.

          (a) Neither party shall use or disclose any Confidential Information (as defined herein) of the other party, except on a need-to-know basis pursuant to this Agreement. "Confidential Information" shall mean any and all information or material, whether in tangible or intangible form, that is confidential or proprietary to the disclosing party and is disclosed under circumstances under which the receiving party should reasonably have known such information or material to be confidential or proprietary to the disclosing party, including without limitation, technical, distribution, operating, business, marketing, research and financial information relating to the disclosing party or its products or services, and the material terms of this Agreement.

          (b) For purposes of this Agreement, "Confidential Information" shall not include information or material (a) in the public domain (other than as a result of a breach of this Agreement); (b) in the receiving party's possession prior to its receipt from the disclosing party; (c) independently developed by the receiving party without the use of Confidential Information; (d) obtained by the receiving party from a third party under no obligation of confidentiality to the disclosing party; or (e) must be disclosed due to a judicial or governmental requirement or order, provided that (i) the receiving party has given the disclosing party sufficient prior notice of such requirement or order to permit the disclosing party a reasonable opportunity to object or to seek a protective order or other appropriate remedy, (ii) the receiving party cooperates with the

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disclosing party so that it may object or seek a protective order or other appropriate remedy and (iii) the receiving party in any event discloses only that portion of the Confidential Information that is legally required to be disclosed.

     9.   Limitation on Liability; Disclaimer.

          (a) Limitation on Liability. UNDER NO CIRCUMSTANCES SHALL EITHER PARTY OR ITS AFFILIATES BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES (EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES) SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY OR ITS AFFILIATES BE LIABLE TO THE OTHER FOR ANY CLAIM ARISING OUT OF ANY DOWNLOADING OR OTHER USE OF ITS WEB SITES.

          (b) Disclaimer. EXCEPT AS SET FORTH IN SECTION 6(a), NEITHER PARTY MAKES ANY, AND EACH PARTY ACKNOWLEDGES THAT THE OTHER HAS NOT MADE ANY, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS ANY, REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE OPERATION OF ITS WEB SITES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE FOREGOING, EACH PARTY ACKNOWLEDGES THAT OTHER PARTY'S WEB SITES ARE OPERATED ON AN "AS IS", "AS AVAILABLE" BASIS, AND THAT IT MAKES NO WARRANTY THAT ITS WEB SITES WILL BE ERROR-FREE OR THAT ACCESS THERETO WILL BE UNINTERRUPTED.

     10. Notices. All notices to be given hereunder shall be in writing and shall be given to the parties and at the addresses first above written. Notices shall be deemed to have been given (and received) (a) when personally delivered, (b) on the next business day after the date on which deposited with a nationally recognized overnight carrier, addressed to that party for whom the notice is intended at the address set forth above, (c) five (5) business days after posting when sent by certified United States mail, postage prepaid, return receipt requested, and (d) the day following transmission if sent by facsimile transmission followed by written confirmation sent by mail.

     11. Force Majeure. Neither party shall be liable to the other for any default or delay in performance of any of its obligations under this Agreement if such default or delay is caused, directly or indirectly, by an event beyond such party's reasonable control, including without limitation, fire, flood, earthquake or other acts of God; wars, rebellions or revolution; strikes, riots or civil disorders; accidents or unavoidable casualties; interruptions in transportation,

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communications or power facilities; or changes in law, treaties, rulings, regulations, decisions or requirements of any governmental, administrative or regulatory agency.

     12. Miscellaneous. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to its conflicts of laws rules. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements or other communications between the parties with respect to the subject matter hereof. This Agreement may not be modified except by a writing signed by an authorized signatory of each party. The parties are acting as independent contractors to each other under this Agreement, and nothing contained in this Agreement shall create or suggest any affiliation, association, partnership, agency or joint venture between the parties. Neither party shall represent itself or act as the associate, partner, agent or joint venturer of the other party in any way whatsoever. Neither party shall assign any right or any obligation under this Agreement without the prior written consent of the other party, and any such attempted assignment shall be null and void, except that either party may assign any right or any obligation under this Agreement to an affiliate of such party upon prior notice to the other party (but without the other party's prior written consent), provided that such affiliate continues to maintain or operate the assigning party's site. No waiver by either party or any breach or default hereunder shall be deemed to be a waiver of any preceding or subsequent breach or default. The section headings used herein are for convenience only and shall not be given any legal import. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute a single instrument. If any provision of this Agreement shall be found by a court of competent jurisdiction to be invalid or unenforceable, such finding shall not affect the validity or enforceability of this Agreement as a whole or of any other provision of this Agreement.


                                      -9-
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     If the foregoing meets with your approval, please sign the enclosed copy and return it to TINM with the appropriate signatures.

                                        TIME INC. NEW MEDIA

                                        By: /s/ Steven Petrow
                                           -------------------------------
                                        Name: Steven Petrow
                                             -----------------------------
                                        Title: Exec Editor
                                              ----------------------------


AGREED TO AND ACCEPTED:

VITAMINSHOPPE.COM, INC.

By: /s/ K.H. Creech
   -------------------------
Name: K.H. Creech
     -----------------------
Title: CEO
      ----------------------


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                                   APPENDIX 1

                             SPONSORSHIP PLACEMENTS

                         TYPE OF SPONSORSHIP
TINM SITE                PLACEMENT                NUMBER OF IMPRESSIONS         SPONSORSHIP PERIOD
---------                -------------------      ---------------------         ------------------
Dr. Andrew Weil          [*****]                  [*****]/week                  [*****]-[*****]
                         [*****]                  [*****]                       [*****]-[*****]
                         [*****]                  [*****]                       [*****]-[*****]
                         [*****]                  [*****]/week                  [*****]-[*****]
                         [*****]                  [*****]/week                  [*****]-[*****]


                         [*****]                  [*****]/week                  [*****]-[*****]
                                                  Total: [*****]
---------------------------------------------------------------------------------------------------

Dr. Ruth Westheimer      [*****]                  [*****]/month                 [*****]-[*****]
                         [*****]                  [*****]/month                 [*****]-[*****]
                         [*****]                  [*****]/month                 [*****]-[*****]
                         [*****]                  [*****]                       [*****]-[*****]
                                                  Total: [*****]

                         [*****]                  [*****]/month                 [*****]-[*****]
                         [*****]                  [*****]/month                 [*****]-[*****]
                         [*****]                  [*****]/month                 [*****]-[*****]
                         [*****]                  [*****]                       [*****]-[*****]
                                                  Total: [*****]
----------------------------------------------------------------------------------------------------

Alice Waters             [*****]                  Total: [*****]                [*****]-[*****]
                         [*****]
                         [*****]
                         [*****]
----------------------------------------------------------------------------------------------------
                                                  Grand Total: [*****}
----------------------------------------------------------------------------------------------------

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                                   APPENDIX 2

                           EXCLUDED COVERED PRODUCTS

                                 See attached.





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
DEPARTMENT               CATEGORY            VENDOR NAME                   DESCRIPTION
----------               --------            -----------                   -----------
Vitamins & Nutrition     Meal Replacement    MEAD JOHNSON/ADULT-NUTR       BOOST ENERGY
Vitamins & Nutrition     Meal Replacement    MEAD JOHNSON/ADULT-NUTR       SUSTACAL
Vitamins & Nutrition     Meal Replacement    MEAD JOHNSON/ADULT-NUTR       SUSTACAL PLUS
Vitamins & Nutrition     Meal Replacement    MEAD JOHNSON/ADULT-NUTR       ISOCAL
Vitamins & Nutrition     Meal Replacement    MEAD JOHNSON/ADULT-NUTR       ISOCAL HN
Vitamins & Nutrition     Meal Replacement    MEAD JOHNSON/ADULT-NUTR       LIPISORB RTU
Vitamins & Nutrition     Meal Replacement    MEAD JOHNSON/ADULT-NUTR       RESPALOR
Vitamins & Nutrition     Meal Replacement    MEAD JOHNSON/ADULT-NUTR       BOOST
Vitamins & Nutrition     Meal Replacement    MEAD JOHNSON/ADULT-NUTR       DELIVER 2.0
Vitamins & Nutrition     Meal Replacement    MEAD JOHNSON/ADULT-NUTR       ULTRACAL
Vitamins & Nutrition     Meal Replacement    MEAD JOHNSON/ADULT-NUTR       TRAUMACAL
Vitamins & Nutrition     Meal Replacement    NATURE'S WAY PRODUCTS INC.    NAT WY
Vitamins & Nutrition     Meal Replacement    NOVARTIS NUTRITION CORP       RESOURCE PLUS
Vitamins & Nutrition     Meal Replacement    NOVARTIS NUTRITION CORP       RESOURCE
Vitamins & Nutrition     Meal Replacement    NOVARTIS NUTRITION CORP       RESOURCE FRT
Vitamins & Nutrition     Meal Replacement    NOVARTIS NUTRITION CORP       COMPLEAT MODI
Vitamins & Nutrition     Meal Replacement    NOVARTIS NUTRITION CORP       ISOSOURCE
Vitamins & Nutrition     Meal Replacement    NOVARTIS NUTRITION CORP       ISOSOURCE HN
Vitamins & Nutrition     Meal Replacement    NOVARTIS NUTRITION CORP       MERITENE INST
Vitamins & Nutrition     Meal Replacement    NOVARTIS NUTRITION CORP       RESOURCE F/BV
Vitamins & Nutrition     Meal Replacement    NOVARTIS NUTRITION CORP       VIVONEX PLUS
Vitamins & Nutrition     Meal Replacement    RAINBOW LIGHT NUTRITIONAL     R/L
Vitamins & Nutrition     Meal Replacement    ROSS LABS                     ENSURE
Vitamins & Nutrition     Meal Replacement    ROSS LABS                     ENSURE PLUS
Vitamins & Nutrition     Meal Replacement    ROSS LABS                     ENSURE LIGHT
Vitamins & Nutrition     Meal Replacement    ROSS LABS                     ENSURE/FIBER
Vitamins & Nutrition     Meal Replacement    ROSS LABS                     ENSURE PLS HN
Vitamins & Nutrition     Meal Replacement    ROSS LABS                     ENSURE HONEY
Vitamins & Nutrition     Meal Replacement    ROSS LABS                     ENSURE CHOC
Vitamins & Nutrition     Teas                ADAMS USA
Vitamins & Nutrition     Teas                GOLDEN TEMPLE INC
Vitamins & Nutrition     Teas                MD LABS INC
Vitamins & Nutrition     Teas                TRADITIONAL MEDICINALS INC
Vitamins & Nutrition     Teas                TWIN LABORATORIES INC
Vitamins & Nutrition     Diet Products       SLIM FAST FOODS
Vitamins & Nutrition     Diet Products       AMERICAN NATURAL SNACKS
Vitamins & Nutrition     Diet Products       ATKINS NUTRITIONALS INC
Vitamins & Nutrition     Diet Products       NATURES'S SOURCES LLC
Vitamins & Nutrition     Diet Products       RAINBOW LIGHT NUTRITIONAL
Vitamins & Nutrition     Diet Products       ROSS LABS
Vitamins & Nutrition     Sports Nutrition    CLIF BAR INTERNATIONAL
Vitamins & Nutrition     Sports Nutrition    MLO PRODUCTS
Vitamins & Nutrition     Sports Nutrition    WEIDER NUTRITION INTERNTL
Vitamins & Nutrition     Sports Nutrition    ATKINS NUTRITIONALS INC
Vitamins & Nutrition     Sports Nutrition    TWIN LABORATORIES INC
Vitamins & Nutrition     Sports Nutrition    CHAMPION NUTRITION
Vitamins & Nutrition     Sports Nutrition    CNS INC